UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2014 (January 27, 2014)

USG Corporation
(Exact name of registrant as specified in its charter)
Delaware	1-8864	36-3329400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 436-4000

(former name and address, if changed since last report)

Check  the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01          Regulation FD Disclosure.

On January 27, 2014, USG Corporation (“USG”) issued a press release announcing that the formation of a 50/50 strategic joint venture with Boral Limited (“Boral”), originally expected to close by January 31, 2014, has been delayed due to additional time being necessary to obtain regulatory approvals.  USG and Boral continue to progress towards completion of the joint venture, which is now expected to occur on or before February 28, 2014. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this report, including the Exhibit hereto, shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934 and it shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

99.1 – USG Corporation press release, dated January 27, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
Registrant

		By:	/s/ Stanley L. Ferguson
Name: Stanley L. Ferguson
Title: Executive Vice President,
General Counsel and Secretary

Date:	January 27, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	USG Corporation press release, dated January 27, 2014.